Maverick is a leading provider of products and services for the drilling, completion, and production cycles of oil and natural gas.  Maverick has demonstrated a history of successful
organic and strategic growth, providing a solid foundation for future international expansion and the addition of other value-
added oil service products throughout the world.

APRIL 2005

Investor Presentation

These slides accompany an oral presentation by Maverick Tube Corporation which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance.  Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including, without limitation:

  oil and gas drilling activity;

  steel price volatility;

  domestic and foreign competitive pressures;

  fluctuations in industry-wide inventory levels;

  the presence or absence of governmentally imposed trade restrictions;

  consequences of significant changes in interest rates and currency exchange rates;

  asserted and unasserted claims;

  potential internal control deficiencies; and

  those other risks and uncertainties described in filings by Maverick with the Securities and Exchange Commission.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur.  In addition, actual results could differ materially from those suggested by the forward-looking statements.  Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward Looking Statements

Non-GAAP Financial Matters

            In this presentation, Maverick has included certain financial measures (EBITDA, EBITDA Margin and
Cash Flow), which are not calculated in accordance with generally accepted accounting principles
(GAAP).  You should not consider these measures in isolation from or as a substitute for measures prepared in accordance with GAAP.  Additionally, these financial measures may not be comparable to other similarly titled measures of other companies.

EBITDA

YTD 12/31/03

YTD 12/31/04

Earnings from Operations

45,342

$

324,062

$

   Depreciation

20,550

$

24,883

$

   Amortization

1,861

$

2,815

$

EBITDA

67,753

$

351,760

$

CASH FLOW

2001

2002

2003

2004

Net Income

28,041

$

3,404

$

22,957

$

193,796

   Depreciation

14,633

$

18,843

$

20,550

$

24,883

   Amortization

208

$

1,111

$

1,861

$

2,815

Total Cash Flow

42,882

$

23,558

$

45,368

$

221,494

NON-GAAP RECONCILIATION

Investment Considerations

Market leader in oilfield tubing and casing, coiled tubing, line pipe, coiled line pipe, couplings and other custom-engineered pipe products used in oil and natural gas exploration,
production, and transmission

Proven ability to grow, with a solid foundation for further global expansion into other value-added oil services

Demonstrated capability to profitably apply core strengths to products, such as steel electrical conduit, tied to the general economic cycle

Attractive valuation relative to peer group

Drilling & Completion
Products and Services

Casing and
tubing products
with couplings

Drilling & Completion
Products and Services

Coiled tubing
drill strings

Coiled tubing for
well completion

Drilling & Completion
Products and Services

Zinc coated coiled
umbilical tubing

Transmission

ERW jointed line pipe

Coiled line pipe

Production Products & Services

Coiled tubing for well workover

Coiled tubing repair services in U.S., Canada,
and Scotland

ERW tubing for well workover

Other Products and Services

Major supplier of steel electrical conduit and other industrial tubing products used in new non-residential construction and other applications driven by general economic growth

Conduit consolidation

Global Reach

Manufacturing,
sales, and/or
service locations
in 5 countries
around the world

70% of revenue
from United
States in 2004

Extensive
worldwide
customer base

Denotes locations of significant current projects in progress

Leadership in
Products & Services

Drilling and Completion Products & Services

Coiled tubing products

ERW API, CSA and custom-engineered oil country
tubular goods (OCTG) in North America

API couplings in North America

Production Products

Coiled tubing products

ERW tubing products in North America

Transmission

ERW jointed line pipe (16” and under) in North
America

Coiled line pipe

Non-Energy Products

Steel electrical conduit in North America

North America HSS

1

1

1

3

1

1

1

1

5

Market Position(1)

(1) Management estimates as of December 31, 2004

Non-Energy
34%
Production
3%
Transmission
14%
Drilling &
Completion
49%

Revenue Source

Source:  Historical Data; year ended December 31, 2004

Industry Trends Favor Maverick

Continued strength in North American energy market for the near to mid-term

New drilling and infrastructure, especially in Canada

Workovers – U.S. and Canada

Natural gas production relatively flat in North America despite record gas drilling

Growth in LNG activity worldwide

Increase in transmission line expenditures

Greater emphasis on offshore activity

Industry pipe inventories at low levels

Steel prices moderating

Long-Term Oil Service
Fundamentals

Worldwide oil demand to increase by 1.6% per year from 82
mb/d today to 121 mb/d in 2030

Worldwide natural gas demand forecast to double by 2030

E&P expenditures in 2030 required to meet this challenge are
159% percent above 2004 levels (in 2004 dollars)

Source:  IEA & Spears & Associates

60%
50%
40%
30%
20%
10%
0%
48%
16%
6%
5%
8%
11%
3%
3%
North America
South America
Europe
Africa
Middle East
Far East
China
FSU

E&P Expenditures by Region

Source:  Spears & Associates

Top Reserve Holders

MMBOE

NORTH AMERICA

ExxonMobil

21,203

x

ChevronTexaco

11,759

x

ConnocoPhillips

7,848

x

Suncor Energy Inc.

3,744

x

Anadarko

2,513

x

Occidental Petroleum

2,470

x

EnCana

2,359

x

CNR

2,118

x

Imperial Oil Ltd.

2,079

x

Burlington

1,879

x

Unocal

1,759

x

Devon Energy

1,428

x

Husky Energy

1,398

x

LATIN AMERICA

PDVSA

102,500

x

PEMEX

19,694

x

PetroBras

11,639

x

Ecopetrol

2,215

x

Techint

377

17

MMBOE

AFRICA

Nigerian National Petroleum Corp.

51,500

x

National Oil Corp

43,733

Sonatrach

37,981

x

Egyptian General Petroleum

13,450

x

Sonangol

5,682

x

ASIA-PACIFIC

Petronas

25,963

x

Petro China Ltd.

17,782

Pertamina

3,244

x

Myanmar O&G

1,717

BHP Billiton

1,504

x

EUROPE

OAO Gasprom

165,384

x

Lukoil

29,730

x

BP Plc.

14,778

x

Royal Dutch/Shell

14,092

x

Total

10,919

x

Repsol YPF

5,206

x

MIDDLE EAST

Saudi Arabian Petroleum Corp.

299,983

x

National Iranian Oil

282,467

Qatar Petroleum Corp.

167,590

x

Iraq National Oil Co.

133,333

Abu Dhabi National Oil Co.

124,883

x

Source:  Oil & Gas Journal

(x= MVK End Users)

Long-Term Corporate Goals

Have the best safety record in the oil service industry

Continue our history of profitable organic and strategic
growth

Expand our geographic reach and broaden our portfolio of
value-added oil service products

Consistently generate superior returns on capital employed
in all of our businesses

Growth Strategy

Organic Growth

Productivity, cost and product technology enhancements

Expand existing businesses geographically

Strategic Growth

Capitalize on opportunities to expand geographic coverage
and product range of existing businesses

Continue to expand the Company’s offerings of value-added
oil service products throughout the world

$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2001
2002
2003
2004
Steel Timing
Acquisition
Organic
$5
$4
$3
$2
$1
$0
($1)
2001
2002
2003
2004

Growth Trends

Revenue (ooo’s)

CAGR 39%

EPS

CAGR 55%

(1)  Acquisitions are highlighted for two years including the year of purchase. Acquisitions included by year are as follows:

      2001-Prudential, 2002-Prudential & Precision, 2003-Precision, LTV & SeaCAT, 2004-LTV, SeaCAT & Texas Arai

(2)  Excluding effects of steel timing

Source:  Historical Data

(1)

(2)

20%
16%
12%
8%
4%
0%
4%
6%
7%
6%
19%
2000
2001
2002
2003
2004

Return on Average
Stockholders’ Equity

(Rolling Three-Year Average)

$200
$160
$120
$80
$40
$0
$ in Millions
2000
2001
2002
2003
2004
Maintenance
Expansion
Acquisition

Investments in Future Growth

(1) Excludes the $493 million acquisition of Prudential Steel Limited treated as a pooling of interests.

(1)

GW -6.60
LSS -4.10
CKH 3.30
FTI 3.90
GRP 3.90
NSS 4.90
WHQ 7.70
TTI 8.10
NOV 8.40
SPN 8.40
OII 10.70
OIS 11.20
UNT 11.50
CDIS 12
HYDL 15.90
MVK 19.40
TS 20.90
-15
-5
5
15
25

Comparative Returns
on Average Equity

Source:  OSX,  Annualized 3-year average 2002- 2004 as calculated by management

NSS 9.69
MVK 10.26
LSS 10.43
TS 11.78
OLG 13.47
OIS 13.91
TTI 14.47
GW 14.77
SPN 14.98
OII 15.55
UNT 15.66
CDIS 15.81
UCO 16.76
FLS 16.90
WHQ 16.98
GRP 17.44
FTI 18.17
NOV 19.60
KEG 20.24
HYDL 20.34
CKH 22.11
0
5
10
15
20
25

Comparative Market Valuations

Source:  biz.yahoo.com as of March 18, 2005

(Forward P/E Ratio based on 2005 consensus earnings)

Year-To-Date Overview

2004

% Inc.

2003

($ in Millions)

North American Rig Count

1,559

11%

1,403

Revenues

1,456

$

65%

884

$

Energy Products

954

$

53%

622

$

Industrial Products

502

$

92%

262

$

Operating Income

324

$

1138%

45

$

Op. Margin %

22.3%

5.1%

EPS

4.54

$

725%

0.55

$

EBITDA

352

$

507%

58

$

EBITDA Margin %

24%

7%

$1,000
$800
$600
$400
$200
$0
Revenue
40%
30%
20%
10%
0%
Operating Margin
Energy Products
Industrial Products

Segment Operating Results

Twelve months ended December 31, 2004

24%

37%

Balance Sheet Summary

Leverage Ratio

$  384,798

$   595,664

Stockholders’ Equity

$  148,753

$   146,253

Net Debt

$  127,742

$   126,279

Other Debt Balance

$    50,213

$     54,660

Revolver Balance

$    29,202

$     34,686

Cash Availability

12/31/2003

12/31/2004

       27.9%

        19.7%

$240
$200
$160
$120
$80
$40
$0
$43
$26
$24
$23
$45
$21
$221
$35
2001
2002
2003
2004
Cash Flow
Total CAPEX

Growing Cash Flow Generation

(1)

Cash flow represents net income plus depreciation and amortization

(2)

Excluding any conduit consolidation capital expenditures

(1)

(2)

Market share leader in key segments of the oil service
industry, with contributing revenues and earnings from non-
energy products

Proven ability to profitably grow during all phases of the
energy cycle

Solid foundation and financial capacity to continue our organic growth and global expansion into other value-added oil
services

MVK is attractively valued relative to our mid-cap oil service peers

Why Maverick?